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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                            -----------------------



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 15, 1998


                         Commission file number 33-75806

                          CAPITOL QUEEN & CASINO, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                                           43-1652885
          ------                                           ----------
(State or other jurisdiction of                        (I.R.S. Employer
Incorporation or organization)                        Identification No.)

     740 S. Decatur
     Las Vegas, Nevada                                       89107
     -----------------                                       -----
    (Address of principal                                 (Zip Code)
      executive offices)

                                 (702) 258-5200
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 3:   Bankruptcy or Receivership

     On March 17, 1998, Capitol Queen & Casino, Inc. the "Registrant" or the "Company") filed a voluntary petition for reogranization under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Nevada (Las Vegas, Nevada). The file number in the case is 98-22172 LBR with Judge Linda Riegle presiding.

ITEM 7:   Financial Statements and Exhibits

          (C)  Exhibits

               99.  Press Release dated March 17, 1998


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    Capitol Queen & Casino, Inc.
                                                    ----------------------------
                                                                    (Registrant)





Date:    APRIL 15, 1998                     /S/ Bruce F. Becker
         ----------------                   -------------------
                                            Bruce F. Becker
                                            President, Chief Executive
                                            Officer (Principal Executive
                                            Officer) and Sole Director





Date:    APRIL 15, 1998                     /S/ Jerry Griffis
         ----------------                   -----------------
                                            Jerry Griffis
                                            Controller (Principal Financial and
                                            Accounting Officer)
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                                     EXHIBIT


                      PRESS RELEASE - FOR IMMEDIATE RELEASE

                          CAPITOL QUEEN & CASINO, INC.

                                 March 17, 1998

Contact: Gerald C. Heetland

Telephone:        (702) 258-5145

Capitol Queen & Casino, Inc., a wholly owned subsidiary of Becker Gaming, Inc., with offices at 740 S. Decatur, Las Vegas, Nevada, announced today that it has filed for Chapter 11 Bankruptcy protection in U.S. Bankruptcy Court in Las Vegas, Nevada. Bruce F. Becker, President of the Company said " The filing was made principally to allow the company to accomplish a sale and the delivery of free and clear title to the Capitol Queen casino riverboat to a purchaser of the vessel, the company's principal asset." The MV Capitol Queen was designed and constructed for use on the Missouri river, but was never outfitted and operated as a casino when the owners of Capitol Queen were unable to secure needed gaming licenses from the Missouri Gaming Commission in 1993. Mr. Becker further stated, "The inability of Capitol Queen to complete and operate the planned Jefferson City, Missouri casino riverboat and related facilities resulted in substantial debt and no liquid resources for repayment. Efforts over the past several years to sell the riverboat have been unsuccessful, but recent offers and expressions of interest from prospective purchasers desiring to take title to the riverboat immediately resulted in the decision of the Company to file bankruptcy to facilitate completion of a sale, without the necessity of securing individual consent of all of the creditors, many of whom are not known to the Company". The Company has no employees or operations and the filing is expected to have no impact on Becker Gaming, Inc., or related companies.

This release contains forward looking statements that involve risks and uncertainties. These statements may differ from actual future events or results.